CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

E. Blake Moore, Jr., President and Principal Executive Officer, and Joseph I. Benedek, Treasurer and Principal Financial Officer, of First Investors Income Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1. The Registrant’s periodic report on Form N-CSR of First Investors Income Funds for the year ended September 30, 2018, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ E. Blake Moore Jr.	By:	/s/ Joseph I. Benedek
	E. Blake Moore Jr.		Joseph I. Benedek
	President and Principal Executive Officer,		Treasurer and Principal Financial Officer
	First Investors Income Funds		First Investors Income Funds

Dated:	November 29, 2018	Dated:	November 29, 2018